UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

  CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2012

  Limited Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 3, 2012, Limited Brands, Inc. (the “Company”) promoted Charles C. McGuigan to be Chief Operating Officer of the Company.  Mr. McGuigan will also continue to serve as the Chief Executive Officer and President of Mast Global.

The section of the Company’s Annual Report on Form 10-K filed on March 23, 2012 entitled “Business—Executive Officers of Registrant” is hereby incorporated by reference herein pursuant to Instruction 3 to Regulation S-K Item 401(b).  Mr. McGuigan does not have any family relationships with any of the Company’s directors or executive officers within the meaning of Regulation S-K Item 401(d), and there are no relationships or related transactions between Mr. McGuigan and the Company within the meaning of Regulation S-K Item 404(a).  Mr. McGuigan joined the Company in 2004 as a senior vice president in the technology services function.  In 2006, Mr. McGuigan was named President of Beauty Avenues and in 2009 became President of Global Sourcing and Logistics, now Mast Global.  In 2011 Mr. McGuigan was named Chief Executive Officer of Mast Global.  The Employment Agreement between the Company and Mr. McGuigan dated December 31, 2007, as amended March 15, 2012, is attached as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012.

On May 3, 2012, the Company announced that Martyn Redgrave, Chief Administrative Officer of the Company, will remain in his role through August 1, 2012 and then transition into a new role as Senior Advisor to the Company.  In connection with this transition, Mr. Redgrave’s employment agreement was amended to provide that Mr. Redgrave would receive an annual base salary of $400,000 for his services as a Senior Advisor.   In addition, the amendment revised the term of the employment agreement so that the employment agreement would be in effect through July 31, 2013 and would not automatically renew.  The amendment to the employment agreement also provides that Mr. Redgrave will no longer be eligible to receive additional equity-based awards and that in the event Mr. Redgrave’s employment is terminated prior to July 31, 2013, his base salary as of July 31, 2012 will be used to calculate severance payments, if any, to which he may be entitled.  The foregoing description of the amendment to the employment agreement is qualified in its entirety by reference to the amendment to the employment agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On May 3, 2012, the Company issued a press release announcing Mr. McGuigan’s promotion and Mr. Redgrave’s transition, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
10.1	Amendment dated as of May 2, 2012 to the Employment Agreement dated as of June 2, 2008, between the Company and Martyn R. Redgrave.
99.1	Press Release dated May 3, 2012 announcing executive changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date: May 4, 2012	By	/s/ Douglas L. Williams
Name: Douglas L. Williams
Title: Senior Vice President and General Counsel